================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934
                              (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Exponent, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                 2000 NOTICE OF

                          ANNUAL STOCKHOLDERS MEETING

                              AND PROXY STATEMENT

                             [LOGO OF EXPONENT(TM)]

                                Exponent, Inc.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 1, 2000

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders (the "Annual Meeting") of Exponent, Inc., a Delaware Corporation (the "Company"), will be held on Monday, May 1, 2000, at 9:00 a.m., PDT, located at 149 Commonwealth Drive, Menlo Park, California 94025, for the following purposes:

  1. To elect seven directors for a term of one year.

  2. To ratify the appointment of KPMG LLP, as independent auditors for the Company for the year ending December 29, 2000.

  3. To attend to any other matters that properly comes before the meeting.

  Stockholders owning the Company's shares at the close of business on March 17, 2000 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

  All stockholders of record, as of the Record Date, are cordially invited to attend the Annual Meeting in person.

  Please note that if you hold your shares in "street name" that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. Check-in at the registration desk will be required.

                                          FOR THE BOARD OF DIRECTORS
                                          /s/ Richard L. Schlenker
                                          Richard L. Schlenker, Corporate
                                           Secretary

Menlo Park, California
March 31, 2000

                               TABLE OF CONTENTS

Proxy Statement.............................................................   1
  Questions and Answers.....................................................   1
  How Do I Vote?............................................................   1
  Proposal No. 1--The Board of Directors....................................   3
  Board and Committee Meetings..............................................   6
  Director Compensation.....................................................   6
  Proposal No. 2--Ratification of Appointment of Independent Auditors.......   7
  Stock Ownership...........................................................   8
  Section 16(a) Beneficial Ownership Reporting Compliance...................   9
  Executive Officer Compensation............................................  10
  Options Granted to Named Officers.........................................  11
  The Value of Options Held by Named Officers...............................  11
  The Company's Philosophy of Executive Compensation........................  12
  Performance Graph.........................................................  14
  Other Matters.............................................................  15

                                EXPONENT, INC.

                               ----------------

                                PROXY STATEMENT
                                    FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                               ABOUT THE MEETING

General

  The enclosed proxy is solicited on behalf of the Board of Directors of Exponent, Inc., a Delaware Corporation for use at the Annual Meeting of Stockholders, at the Company's principal executive office, 149 Commonwealth Drive, Menlo Park, California 94025, on Monday, May 1, 2000, at 9:00 a.m., PDT. The telephone number for this location is (650) 326-9400.

What is the Purpose of the Annual Meeting?

  At the Company's Annual Meeting, stockholders will act upon matters outlined in the accompanying notice of the meeting and transact such other business that may properly come before the meeting. In addition, the Company's management will report on the performance of the Company during fiscal 1999 and respond to questions from stockholders.

Who is Entitled to Vote?

  Only stockholders of record at the close of business on the record date, March 17, 2000, receive notice of the Annual Meeting and are entitled to vote the shares of common stock that they hold as of that date. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

  Please note that if you hold your shares in "street name," that is through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, such as election of directors or leave your shares without a vote. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting.

  The proxy solicitation materials were mailed on or about April 3, 2000, together with the Company's Annual Report for the period ended December 31, 1999, to all stockholders entitled to vote at the meeting.

How Do I Vote?

  You have three ways to vote. You may return the proxy card by mail, vote by telephone, or vote in person. The Company is not offering internet voting at this time. To vote by mail, you must sign your proxy card and send it in the enclosed prepaid, addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board of Directors:

  .for the seven named nominees; and

  .for the reappointment of KPMG LLP, as the Company's auditors.

  If you choose to vote by telephone, please review the back of the proxy card for instructions on how to do so. You do not need to mail in your proxy card if you vote by telephone. Some brokers may not provide telephone voting.

  If you choose to vote in person, you will have an opportunity to do so at the Annual Meeting. You may either bring your proxy card to the Annual Meeting, or if you do not bring your proxy card, the Company will pass out written ballots to anyone who was a stockholder as of the Record Date of March 17, 2000.

What if I Change My Mind After I Return My Proxy Card?

  You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

  .signing another proxy with a later date, (the proxy with the latest date is counted);

  .voting by telephone (your latest telephone proxy is counted); or

  .voting in person at the Annual Meeting.

What does it Mean if I Receive More than One Proxy Card?

  It means you have multiple accounts with the transfer agent and/or with brokers. If you would like to cancel duplicate mailings, you may authorize the Company to discontinue mailings of multiple annual reports by marking the appropriate box on each proxy card, or if you are a stockholder of record voting by telephone, you may stay on the line until you receive the appropriate prompt.

What Constitutes a Quorum?

  The presence, in person or by properly executed proxy, of the holders of a majority of the shares of common stock outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares that voted "For," "Against," or "Withheld" on the proposals are treated as being present at the meeting for purposes of establishing a quorum and are deemed to be "votes cast" at the Annual Meeting with respect to the proposals. Signed, unmarked proxy cards are voted as recommended by the Board of Directors. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required for the ratification of the appointment of auditors.

  Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes duly cast.

  As of the Record Date, a total of 6,698,815 shares of the Company's common stock, $.001 par value were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's common stock, see "Stock Ownership." The closing price of the Company's common stock on the NASDAQ National Market on the Record Date was $8.69 per share.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees

  A Board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting, or until a successor has been elected and qualified.

Required Vote

  The seven nominees receiving the highest number of affirmative votes duly cast shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW:

 Michael R. Gaulke

 Age:                            54

 Director Since:                 1994

 Principal Occupation:           President and Chief Executive Officer

 Recent Business Experience:     Mr. Gaulke joined the Company in September 1992, as Executive
                                 Vice President and Chief Financial Officer. He was named
                                 President in March 1993, and he was appointed as a member of the Board of Directors of the Company in January 1994. He
                                 assumed his current role of President and Chief Executive
                                 Officer in June 1996. Prior to 1992, he held senior executive positions at Raynet Corporation and Spectra Physics.

 Other Directorships:            Member of the Board of RockShox, Inc.; Board of Trustees of
                                 the Palo Alto Medical Foundation; Board of Advisors of the
                                 Whitehead Institute.


-------------------------------------------------------------------------------


 Roger L. McCarthy, Ph.D.

 Age:                            51

 Director Since:                 1989

 Principal Occupation:           Chairman of the Board of Exponent Failure Analysis Associates,
                                 Inc. (FaAA)

 Recent Business Experience:     Dr. McCarthy was named Chief Technical Officer (CTO) of the
                                 Company and Chairman of the Board of the Company's principal operating subsidiary FaAA, in June of 1996. He resigned his position as CTO in 1998. He has been a director of the Company since 1989 and a director of FaAA since 1980. He was Chief
                                 Executive Officer of the Company and FaAA from 1989 to June
                                 1996. He also served as Chairman and President of the Company from 1989 to March 1993.


-------------------------------------------------------------------------------

 Edward J. Keith

 Age:                          65

 Director Since:               1989

 Principal Occupation:         Chairman of the Board of Exponent, Inc., and
                               Private Investor

 Recent Business Experience:   Mr. Keith has been Chairman of the Board of
                               Directors of the Company since March 1993, and
                               he has been a member of the Board of Directors
                               of the Company since 1989, as well as a member
                               of the Board of Directors of FaAA since 1987. He
                               was advisor to FaAA in 1986. Mr. Keith has been
                               a private investor since 1985.

 Other Directorships:          Chairman of Vectra Technologies 1994 through
                               1998; Inlex 1990 through 1994.


-------------------------------------------------------------------------------


 Samuel H. Armacost

 Age:                          61

 Director Since:               1989

 Principal Occupation:         Chairman of the Board of SRI International since
                               July 1998

 Recent Business Experience:   Mr. Armacost was a Principal of Weiss, Peck &
                               Greer, L.L.C., an investment firm, from l990 to
                               1997. In 1997, he was appointed Managing
                               Director until his departure in June 1998. He
                               was Managing Director of Merrill Lynch Capital
                               Markets of Merrill, Lynch, Pierce, Fenner &
                               Smith, Incorporated, from 1987 to August 1990,
                               and he was Director, President, and Chief
                               Executive Officer of Bank America Corporation
                               from 1981 to 1986.

 Other Directorships:          Member of the Boards of Chevron Corporation;
                               Scios, Inc.; SRI International; and The James
                               Irvine Foundation.


-------------------------------------------------------------------------------

 Barbara M. Barrett

 Age:                          49

 Director Since:               1997

 Principal Occupation:         President and Chief Executive Officer of Triple
                               Creek Guest Ranch since 1993

 Recent Business Experience:   Ms. Barrett served as President and CEO of the
                               American Management Association International,
                               Inc., in New York City from 1997 through 1998;
                               as Deputy Administrator of the Federal Aviation
                               Administration, from 1988 through 1989; and as
                               Vice Chairman of Civil Aeronautics Board from
                               1983 through 1984. Prior to 1984 she practiced
                               corporate, international, and business law.
 Other Directorships:          Chairman of Valley Bank of Arizona; member of
                               the Boards of Raytheon; Triple Creek Guest Ranch
                               and New Piper Aircraft Corporation 1996 through
                               1998.

--------------------------------------------------------------------------------

 Jon R. Katzenbach

 Age:                          67

 Director Since:               1997

 Principal Occupation:         Founding Partner of Katzenbach Partners, L.L.C.,
                               since January 1999

 Recent Business Experience:   Mr. Katzenbach was with McKinsey & Company from
                               1959 until January 1999. During his 39 years of
                               service, Mr. Katzenbach managed several of their
                               offices, including McKinsey & Company's San
                               Francisco and New York offices for five years
                               each. Mr. Katzenbach served as Chairman of
                               several governance committees and was elected to
                               the Shareholders' Committee in 1972, for which
                               he served on for nearly 20 years.

 Authored:                     Authored: Teams at the Top
                               Co-authored: The Wisdom of Teams; Real Change
                               Leaders


-------------------------------------------------------------------------------


 Subbaiah V. Malladi, Ph.D.

 Age:                          53

 Director Since:               1996

 Principal Occupation:         Chief Technical Officer

 Recent Business Experience:   Dr. Malladi joined FaAA, in 1982 as a Senior
                               Engineer, becoming a Senior Vice President in
                               1988, a Corporate Vice President of FaAA in
                               1993, and CTO in 1998. Dr. Malladi was a member
                               of the Board of Directors of the Company from
                               1991 through 1993, and was re-elected to the
                               Board in 1996.


--------------------------------------------------------------------------------

Board Meetings and Committees

  The Board held four regular meetings and one special meeting in 1999. Each director attended at least 75% of all Board and applicable committee meetings during 1999. Due to a conflicting schedule Mr. Katzenbach was only able to attend 50% of the Human Resources Committee meetings. The table below describes the Board's committees.


    Committee Name/Number of
             Members               Function of Committee      Meetings in 1999
-------------------------------------------------------------------------------
  AUDIT COMMITTEE               .  Confers with              2 regular meetings
  George T. Van Gilder--        independent accountants
  Chairperson                   and auditors regarding
  Samuel H. Armacost            scope of examinations
  Barbara M. Barrett            .Reviews audited financial
  Jon R. Katzenbach             reports with
  Edward J. Keith               management
                                .Reviews reports and fees
                                of independent
                                accountants and auditors
                                .Reviews financial
                                policies and internal
                                controls
-------------------------------------------------------------------------------
  HUMAN RESOUCES COMMITTEE
  Samuel H. Armacost--          .  Establishes the general   3 regular meetings
  Chairperson                      compensation              1 special meeting
  Barbara M. Barrett               policies for all
  Jon R. Katzenbach                employees and oversees
  Edward J. Keith                  the specific
  George T. Van Gilder             compensation plans for
                                   officers of the
                                   Company, including the
                                   President and CEO
-------------------------------------------------------------------------------
  CORPORATE GOVERNANCE AND
   NOMINATING COMMITTEE
  Barbara M. Barrett--          .Considers Board             2 regular meetings
  Chairperson                   recommendations, by
  Samuel H. Armacost            stockholder, per votes
  Jon R. Katzenbach             obtained on the proxy
  Edward J. Keith               cards
  George T. Van Gilder          .Oversees corporate
                                governance
                                .Processes and makes
                                recommendations to the
                                Board regarding
                                nominations for the Board

Compensation of Directors

  Members of the Board of Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company.

  Non-employee members of the Board of Directors receive:

  . an annual cash retainer of $24,000;

  . $2,000 for attending each meeting of the Board of Directors;

  . $5,000 for service on the Human Resources Committee;

  . $5,000 for service on the Audit Committee;

  . $1,000 for service on the Corporate Governance and Nominating Committee.

  Furthermore, Mr. Keith received an additional retainer of $10,500 for his duties associated with serving as Chairman of the Board of Directors. Non-employee Board members were reimbursed for certain expenses related to travel and incidentals. The reimbursement for Mr. Katzenbach was paid to McKinsey & Company and Katzenbach Partners, L.L.C..

                                PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has appointed KPMG LLP, independent auditors, to audit the financial statements of the Company for the year ending December 29, 2000. KPMG LLP, has audited the Company's financial statements since 1987. A representative of KPMG LLP, is expected to be present at the meeting and is expected to be available to respond to appropriate questions.

Required Vote

  The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes cast. In the event that the stockholders do not approve the selection of KPMG LLP, the Board of Directors will reconsider the appointment of the independent auditors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                STOCK OWNERSHIP

Who are the Largest Owners of the Company's Stock?

  Michael R. Gaulke, President and CEO, Roger L. McCarthy, Chairman of the Board of Exponent Failure Analysis Associates, Inc., and Charlie A. Rau Jr., Vice President for Exponent Failure Analysis Associates, are the only insiders who own more than 5% of the Company's stock.

How Much Stock does the Company's Directors and Officers Own?

  The following table indicates beneficial ownership of the Company's common stock as of February 26, 2000. It includes the Company's directors, the executive officers of the Company named in the Executive Compensation Table (see page 10), and the directors and executive officers of the Company as a group. A total of 6,687,765 shares of the Company's common stock were issued and outstanding as of February 26, 2000.

                                                  Number of
Name                                              Shares(1) Percent of Total(1)
----                                              --------- -------------------
Roger L. McCarthy(2).............................   889,264        13.3%
 c/o Exponent, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Dimensional Fund Advisors, Inc.(3)...............   437,500         6.5%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401
Palo Alto Investors(3)...........................   435,500         6.5%
 431 Florence Street, Suite 200
 Palo Alto, CA 94301
Michael R. Gaulke(4).............................   354,725         5.1%
 c/o Exponent, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Charlie A. Rau, Jr.(5)...........................   346,871         5.2%
 c/o Exponent, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Subbaiah V. Malladi(6)...........................   323,684         4.7%
Dennis J. Paustenbach(7).........................    86,386         1.3%
Samuel H. Armacost(8)............................    69,960         1.0%
Edward J. Keith(9)...............................    66,940         1.0%
Piotr D. Moncarz(10).............................    66,777           *
Barbara M. Barrett(11)...........................    15,000           *
Jon R. Katzenbach(11)............................     6,600           *
George T. Van Gilder(11).........................     6,000           *
All Directors & Executive Officers(20
 persons)(12).................................... 2,782,084        36.7%

--------
 * Represents less than one percent of the outstanding common stock of the Company.
 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within sixty days of February 26, 2000, through the exercise of any stock option or other right. The denominator of the calculation consist of the named executive's options exercisable within sixty days of February 26, 2000, plus the Company's total shares outstanding as of February 26, 2000. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2) Includes 632,159 shares of common stock held by Roger L. McCarthy. Roger
    L. McCarthy also has voting rights to Gail E. Kendall's 257,105 shares.
(3) As indicated on a Form 13G filed with the SEC on February 4, 2000, for Palo Alto Investors, Inc., and February 11, 2000, for Dimensional Fund Advisors, Inc.
(4) Includes 332,904 shares of common stock subject to options exercisable within sixty days of February 26, 2000.
(5) Includes 12,044 shares of common stock subject to options exercisable within sixty days of February 26, 2000.
(6) Includes 179,908 shares of common stock subject to options exercisable within sixty days of February 26, 2000.
(7) Includes 56,250 shares of common stock subject to options exercisable within sixty days of February 26, 2000.
(8) Includes 24,000 shares of common stock subject to options exercisable within sixty days of February 26, 2000.
(9) Includes 18,000 shares of common stock subject to options exercisable within sixty days of February 26, 2000.
(10) Includes 52,374 shares of common stock subject to options exercisable within sixty days of February 26, 2000.
(11) Includes 5,000 shares of common stock subject to options exercisable within sixty days of February 26, 2000.
(12) Includes 902,328 shares of common stock subject to options exercisable within sixty days of February 26, 2000.

Compliance with Section 16(a) of the Securities Exchange Act

  The Company believes that during 1999, all filings with the Securities and Exchanges Commission (SEC), of its officers, directors, and 10% stockholders complied with requirements for reporting ownership or changes in ownership of Company common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, except that of Piotr Moncarz. Dr. Moncarz inadvertently filed with the Company late and the SEC due date was missed in December 1999.

Compensation Committee Interlocks and Insider Participation

  During 1999, Ms. Barrett and Messrs. Armacost, Keith, Katzenbach, and Van Gilder served as members of the Human Resources Committee. No member of the Human Resources Committee is or was formerly an officer or an employee of the Company or any of its subsidiaries.

  No interlocking relationship exists between the Company's Board of Directors or Human Resources Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                        EXECUTIVE OFFICER COMPENSATION

Executive Compensation Table

  The following table shows compensation paid for services to the Company in all capacities for the fiscal years indicated for the Chief Executive Officer and each of the other four most highly compensated executive officers (the "Named Officers"):

                                                       Long-term
                                                      Compensation
                                Annual Compensation      Awards
                               ---------------------- ------------
                                                       Securities
                                                       Underlying   All Other
                                     Salary   Bonus     Options    Compensation
 Name and Principal Position   Year   ($)    (1) ($)      (#)        (2) ($)
 ---------------------------   ---- -------- -------- ------------ ------------
Roger L. McCarthy              1999 $499,990 $300,000         0      $16,170
  Chairman, Exponent Failure
   Analysis,                   1998 $499,990 $100,000         0      $19,939
  Inc. (FaAA), and Director of
   the                         1997 $499,990 $200,000         0      $20,346
  Company

Subbaiah V. Malladi            1999 $497,302 $250,000         0      $21,837
  Chief Technical Officer and
   Director                    1998 $490,006 $160,000         0      $34,777
  of the Company               1997 $485,969 $160,000         0      $23,242

Michael R. Gaulke              1999 $468,278 $250,000    75,000      $17,166
  President, Chief Executive
   Officer and                 1998 $436,546 $100,000    85,000      $18,782
  Director of the Company      1997 $400,005 $140,000    75,000      $19,892

Dennis J. Paustenbach(3)       1999 $379,784 $ 30,000         0      $76,496
  Corporate Vice President     1998 $ 76,924 $      0   225,000      $ 6,628

Piotr D. Moncarz               1999 $310,003 $ 50,000         0      $19,580
  Corporate Vice President     1998 $305,996 $ 25,000         0      $10,729
                               1997 $286,926 $ 60,000     5,000      $10,402

--------
(1) Includes bonuses earned or accrued with respect to services rendered in the year or period indicated, whether or not such bonus was actually paid during such year.
(2) Represents contributions to the Company's defined contribution pension plan and insurance premiums in 1999, respectively, as follows: R. L. McCarthy, $11,200 and $4,970; S. V. Malladi, $11,200 and $10,637; M. R.
    Gaulke $11,200 and $5,966; D. J. Paustenbach $11,200 and $7,296; P. D.
    Moncarz $11,200 and $8,380. Additionally, Mr. Paustenbach was given a loan, which is being amortized over a five-year period from his hire date. The amortization amounts for 1999 and 1998 were $57,998 and $4,833, respectively.
(3) D. J. Paustenbach started with the Company in October of 1998.

What Options were Granted to the Named Officers in 1999?

  The following table offers information concerning stock options granted during the year ended December 31, 1999, to the Named Officers.

                                                                            Potential
                                                                           Realizable
                                                                        Value at Assumed
                                                                         Annual Rates of
                                                                           Stock Price
                                                                        Appreciation for
                                       Individual Grants                 Option Term(3)
                         ---------------------------------------------- -----------------
                                  Percent of Total
                         Options Options Granted to Exercise
                         Granted    Employees in     Price   Expiration
          Name           (#) (1)      Year(2)        ($/Sh)     Date     5% ($)  10% ($)
          ----           ------- ------------------ -------- ---------- -------- --------
Michael R. Gaulke....... 75,000          21%         $5.88    02/11/09  $277,107 $702,243
Roger L. McCarthy.......      0         --             --          --        --       --
Subbaiah V. Malladi.....      0         --             --          --        --       --
Dennis J. Paustenbach...      0         --             --          --        --       --
Piotr D. Moncarz........      0         --             --          --        --       --

--------
(1) All options in this table were granted under the 1990 Stock Option and Rights Plan and have exercise prices equal to the fair market value on the date of grant. The options generally become exercisable over a period of four years at a rate of 25% per year and expire 10 years from the date of grant.
(2) In 1999, the Company granted options to employees to purchase 352,200 shares of common stock.
(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of the Company's common stock on the date Mr. Gaulke was granted options were to increase at such rates from the price at the time of grant ($5.88) over the next 10 years, the resulting stock price at 5% and 10% appreciation would be $9.58 and $15.24, respectively. The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

What is the Value of the Options held by the Named Officers?

  The following table shows information concerning the shares exercised and the number of shares exercisable and unexercisable as of December 31, 1999. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's common stock as of December 31, 1999.

                               Number of Unexercised     Value of Unexercised
                                    Options at          In-the-Money Options at
                                 December 31, 1999       December 31, 1999(1)
                             ------------------------- -------------------------
                             Exercisable Unexercisable Exercisable Unexercisable
                             ----------- ------------- ----------- -------------
Michael R. Gaulke...........   258,951      186,049     $154,688     $ 79,688
Roger L. McCarthy...........         0            0     $      0     $      0
Subbaiah V. Malladi.........   179,908            0     $ 30,000     $      0
Dennis J. Pausenbach........    56,250      168,750     $ 49,219     $147,656
Piotr D. Moncarz............         0            0     $      0     $      0

--------
(1) The value of underlying securities is based on the closing price of Company's common stock on December 31, 1999, $6.63 (the last trading day of the period), on the NASDAQ National Market, minus the exercise price of the option.

                    REPORT OF THE HUMAN RESOURCES COMMITTEE
                           OF THE BOARD OF DIRECTORS

  The Human Resources Committee of the Board of Directors establishes the general compensation policies for all employees and oversees the specific compensation plans for officers of the Company, including the President and CEO. The Committee is composed of the five non-employee directors; no executive officers of the Company are included on the Human Resources Committee.

What is the Company's Philosophy of Executive Compensation?

  The Company's compensation program for executives consists of three elements:

  . base salary,

  . bonus based on performance, and

  . stock option grants.

   The compensation of the Company's officers, including the President and CEO, is based on the profitability of the Company, the individual achievements of the officers, and the competitive environment for such employees. Individual performance assessments are based on both objective and subjective appraisals of: financial performance, professional accomplishments, and leadership that meet the level of excellence demanded by the Company.

What is the Timing of Compensation Changes?

   The performance reviews of officers and employees are typically completed within three months after the close of each year. Hence, compensation changes for 2000 were based on 1999 results. These compensation changes went into effect April 3, 2000. Bonuses based on 1999 performance were paid out on March 7, 2000.

What is the basis for determining the Executive's Compensation?

  Salaries. The Company strives to provide base salaries commensurate with comparable executives and private consultants. However, the unique nature of the Company's business makes direct comparisons difficult as many competitors are sole practitioners or in private partnerships. In consideration of their responsibilities for both managing the Company and/or providing direct consulting services which generate significant Company revenue, the Human Resources Committee believes the officers' salaries are comparable to those earned by executives and consultants of similar background, capability, and technical expertise.

  Bonuses. For the year ended December 31, 1999, the bonus plan was continued for all employees, including officers. The Company bonus pool was tied to corporate profitability. Mr. Gaulke, President and CEO, recommends individual officer bonuses based on the officer's financial performance, professional accomplishments, and leadership. The Human Resources Committee reviews and approves the bonuses for each officer and the bonus pool. Additionally, they determine the bonuses for all inside directors, including the President and CEO, the Chairman of FaAA, and the CTO.

  Stock Options. The Human Resources Committee believes that stock ownership provides significant opportunity to assure that officers are motivated to maximize stockholder value. The fiscal 1999 options were granted at the market price on the date of grant and vest over a four-year period to encourage retention of key employees.

  Executive Compensation. The Human Resources Committee reviewed the performance of the President and CEO, Michael R. Gaulke; the Chairman of FaAA, Roger L. McCarthy; and the CTO, Subbaiah V. Malladi, during 1999. The Committee decided to leave base salaries unchanged for all three individuals. The Human Resources Committee reviewed the 1999 performance of all other officers, and select base salary increases were approved.

                                          Human Resources Committee

                                          Samuel H. Armacost
                                          Barbara M. Barrett
                                          Jon R. Katzenbach
                                          Edward J. Keith
                                          George T. Van Gilder

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

  Historically, the Company has compared its stock price performance to the S&P 500 Index and a peer group constructed by the Company (the "Peer Group"). The remaining company in the Peer Group is Harding Lawson Associates, Inc. Since the Peer Group only consists of one other company, the Company believes this is not a good comparison. The Company considers a better peer group comparison to be the S&P Small Cap 600. The first graph compares the Company's cumulative total stockholder return calculated on a dividend-reinvested basis from 1994 through 1999 with those of the S&P 500 Index and the Peer Group. The graph assumes that $100 was invested on the last day of 1994. Returns for the Peer Group is weighted based on market capitalization at the end of each period presented. Note that historic stock price performance is not necessarily indicative of future stock price performance. The second graph compares the Company's cumulative total stockholder return, the S&P 500 Index and the S&P Small Cap 600 the Company's new peer group.

                          [STOCK PERFORMANCE GRAPHS]

                                ANNUAL RETURN PERCENTAGE
                                Years Ending
Company Name/Index         Dec95   Dec96   Dec97   Dec98   Dec99
----------------------------------------------------------------
EXPONENT INC               55.88   -7.55   71.43  -42.86   10.42
S&P 500 INDEX              37.58   22.96   33.36   28.58   21.04
PEER GROUP                 -6.67   16.66   46.43  -40.24   26.53

                                INDEXED RETURNS
                                Years Ending
                          Base
                         Period
Company Name/Index        Dec94    Dec95   Dec96   Dec97   Dec98   Dec99
------------------------------------------------------------------------
EXPONENT INC               100    155.88  144.12  247.06  141.18  155.88
S&P 500 INDEX              100    137.58  169.17  225.60  290.08  351.12
PEER GROUP                 100    106.67  124.44  182.22  108.89  137.78
Peer Group Companies
------------------------------------------------------------------------
HARDING LAWSON ASSOCIATES INC (FORMERLY HARDING ASSOC)

                                ANNUAL RETURN PERCENTAGE
                                Years Ending
Company Name/Index         Dec95   Dec96   Dec97   Dec98   Dec99
----------------------------------------------------------------
EXPONENT INC               55.88   -7.55   71.43  -42.86   10.42
S&P 500 INDEX              37.58   22.96   33.36   28.58   21.04
S&P SMALLCAP 600 INDEX     29.96   21.32   25.58   -1.31   12.40

                                INDEXED RETURNS
                                Years Ending
                          Base
                         Period
Company Name/Index        Dec94    Dec95   Dec96   Dec97   Dec98   Dec99
------------------------------------------------------------------------
EXPONENT INC               100    155.88  144.12  247.06  141.18  155.88
S&P 500 INDEX              100    137.58  169.17  225.60  290.08  351.12
S&P SMALLCAP 600 INDEX     100    129.96  157.67  198.01  195.42  219.66

                                 OTHER MATTERS

  The Company knows of no other matters that will be brought before the meeting. However, if any such matters are properly presented before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend. It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, or vote by phone, at your earliest convenience your proxy results.

  Stockholder Proposals for the 2001 Annual Meeting. Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Stockholders interested in presenting a proposal for consideration at the Company's Annual Meeting of stockholders for the year 2001 may do so by submitting the proposals to the Company's Corporate Secretary, no later than December 29, 2000.

  Proxy Solicitation Costs. The cost of soliciting proxies will be borne by the Company. The Company has retained the services of ChaseMellon Shareholder Services to assist in obtaining proxies from brokers and nominees of stockholders for the Annual Meeting. The estimated cost of such services is $4,000, plus out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies by certain Company directors, officers, and regular employees may be solicited, without additional compensation, by personal conversation, telephone, telegram, letter, electronically, or by facsimile.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Richard L. Schlenker
                                          Richard L. Schlenker, Corporate
                                           Secretary

Menlo Park, California
March 31, 2000

                                EXPONENT, INC.

                  ANNUAL MEETING OF SHAREHOLDERS, MAY 1, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Exponent, Inc. a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 31, 2000, and hereby appoints Michael R. Gaulke, Roger L. McCarthy and Richard L. Schlenker and any of them, each with power of substitution and revocation, proxies and attorneys-in-fact of the undersigned to represent the undersigned and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held at 149 Commonwealth Drive, Menlo Park, California 94025, at 9:00 a.m., local time, on Monday, May 1, 2000 and at any adjournment thereof, upon the following matters.

               (Continued and to be signed on the reverse side)







                            *FOLD AND DETACH HERE*







                            YOUR VOTE IS IMPORTANT:

                       You can vote in one of two ways:

          1. Call toll free 1-800-840-1208 on a touch tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                      or

          2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                  PLEASE VOTE

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED     Please mark
BY THE UNDERSIGNED STOCKHOLDER(S), IF NO DIRECTIONS ARE          your votes   X
INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2, AND      as indicated
AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY
PROPERLY COME BEFORE THE MEETING.


--------------------------------------------------------------------------------
  ***IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW***
--------------------------------------------------------------------------------

                                             FOR   WITHHELD                                              FOR       AGAINST   ABSTAIN
1. Election of all nominees listed below     [_]     [_]           2.   To ratify the appointment of     [_]         [_]       [_]
   to the Board of Directors to serve                                   KPMG LLP as independent
   until the next Annual Meeting or                                     public accountants for the
   until their successors have been duly                                Company for the fiscal year
   elected and qualified, except as noted                               ending December 29, 2000.
   (write the names, of any nominees for
   whom you withhold authority to vote).                           3.   To transact such other business as may properly come before
Nominees: 01-Michael R. Gaulke, 02-Samuel                               the Annual Meeting or any adjournment thereof.
H. Armacost, 03-Barbara M. Barrett, 04-Jon
R. Katzenbach, 05-Edward J. Keith,                                                   DATE ___________________________, 2000
06-Subbaiah V. Malladi and 07-Roger L.
McCarthy
-------------------------------------------------                          -------------------------------------------------
FOR ALL NOMINEE'S EXCEPT AS NOTED ABOVE                                    Signature


                                                                           --------------------------------------------------
                                                                           Signature, If Jointly Held

                                                                           If acting as Attorney, Executor, Trustee or in other
                                                                           representative capacity, please sign name and title.















                           *FOLD AND DETACH HERE*



                              VOTE BY TELEPHONE

                        QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote shares in the same manner as if you marked, signed and returned your proxy card.

 . You will be asked to enter a Control Number which is located in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION # 1: To vote as the Board of Directors recommends on ALL proposals:
Press 1.
--------------------------------------------------------------------------------

       Your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
OPTION # 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:
--------------------------------------------------------------------------------

     Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL
                 Nominees, press 9.

                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions

     Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.


      Your vote will be confirmed and cast as you directed. END OF CALL.

--------------------------------------------------------------------------------
    If you vote by telephone, there is no need for you to mail your proxy.
                             THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

     Call ** Toll Free ** On a Touch Tone Telephone

          1-800-840-1208-ANYTIME

          There is NO CHARGE to you for this call.